Exhibit 10.1

EXECUTION COPY

[Triumph]

FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This FOURTH AMENDMENT (this “Amendment”), dated as of June 20, 2011, is among TRIUMPH RECEIVABLES, LLC, a Delaware limited liability company, as seller (the “Seller”), TRIUMPH GROUP, INC., a Delaware corporation, as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (“Market Street”), as a related committed purchaser and as a conduit purchaser (in such capacities, together with its successors and permitted assigns in such capacities, the “Purchaser”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as purchaser agent for Market Street’s purchaser group (in such capacity, together with its successors and permitted assigns in such capacity, the “Purchaser Agent”) and as administrator (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrator”).  Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Agreement (as defined below).

RECITALS

1.             The Seller, the Servicer, the Purchaser, the Purchaser Agent and the Administrator are parties to the Receivables Purchase Agreement, dated as of August 7, 2008 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.             Concurrently herewith, the parties hereto are entering into a Fourth Amended and Restated Purchaser Group Fee Letter (the “A&R Fee Letter”).

3.             The Seller, the Servicer, the Purchaser, the Purchaser Agent and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  Amendments to the Agreement.  The Agreement is hereby amended as follows:

1.1  Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by deleting the date “August 7, 2013” therein and substituting the date “June 19, 2014” therefor.

1.2  Exhibit I to the Agreement is amended by inserting the following new definition as alphabetically appropriate:

“Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of April 5, 2011, among Triumph Group, Inc., the other borrowers from time to time party thereto, PNC Bank, National Association, as administrative agent, and the various guarantors, financial institutions, joint lead arrangers, syndication agents and documentation agents from time to time party thereto, without giving effect to any (i) amendment, amendment and restatement, supplement or other modification thereto or (ii) termination thereof.

1.3  Section 2 of Exhibit IV to the Agreement is amended by adding the following new clause (n) immediately following clause (m) thereof:

(n) Financial Covenant.  Triumph shall (and shall cause all “Borrowers” under and as defined in Credit Agreement (it being understood and agreed that, solely for purposes of this clause (n), “Borrowers” shall have the meaning as set forth in the Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time (excluding any termination of the Credit Agreement)) to) comply in all respects with Section 7.2.17 of the Credit Agreement, which is hereby incorporated by reference herein.  All definitions set forth in the Credit Agreement that are used directly or indirectly in Section 7.2.17 of the Credit Agreement are hereby incorporated herein solely for purposes of this clause (n).

1.4  Exhibit V to the Agreement is amended by (i) deleting “or” at the end of clause (k), (ii) replacing the period at the end of clause (l) with “; or” and (iii) inserting the following new clause (m) immediately following clause (l):

(m)          Triumph shall fail to perform the covenant set forth in Section (2)(n) of Exhibit IV to this Agreement and such failure shall, solely to the extent capable of cure, continue for 10 Business Days after the earlier of Triumph’s knowledge or notice thereof.

SECTION 2.  Waiver and Consent.

The parties hereto hereby waive the requirement, pursuant to Section 1.12 of the Agreement, that they receive at least 90 days prior written notice of the decision by the Liquidity Providers under the Liquidity Agreement related to the Conduit Purchaser in such Purchaser Agent’s Purchaser Group regarding the extension of the then current scheduled commitment expiration date under such Liquidity Agreement.

SECTION 3.  Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof, provided that neither the Facility Termination Date nor a Termination Event or Unmatured Termination Event has occurred and subject to the condition precedent that the Administrator shall have received (i) payment in full of each of the Structuring Fee and the Additional Structuring Fee (each as defined in the A&R Fee Letter) and (ii) each of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

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(a)           counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

(b)           counterparts of the A&R Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto; and

(c)           such other documents, agreements, opinions and instruments as the Administrator may reasonably request prior to delivery by Administrator of an executed counterpart of this Amendment.

SECTION 4.  Representations and Warranties.

Each of the Seller and the Servicer, as applicable, hereby represents and warrants to the Purchaser, the Purchaser Agent and the Administrator as follows:

(a)           Representations and Warranties.  The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)           Enforceability.  The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts.  This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)           No Default.  Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5.  Effect of Amendment; Ratification.  Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise

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applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 8.  Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 9.  Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TRIUMPH RECEIVABLES, LLC

By:	/s/ M. David Kornblatt
Name:	M. David Kornblatt
Title:	Executive Vice President and CFO

TRIUMPH GROUP, INC., in its individual capacity and as Servicer

By:	/s/ M. David Kornblatt
Name:	M. David Kornblatt
Title:	Executive Vice President and CFO

MARKET STREET FUNDING LLC, as a Related Committed Purchaser and as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President